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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                          reported) February 1, 1997
                                    ----------------



                 J.P. Morgan Commercial Mortgage Finance Corp.
           ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-4554           13-3789046
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(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                                60 Wall Street
                          New York, New York  10260
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                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-3238
                                                         --------------

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Item 5.   Other Events
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Filing of Pooling and Servicing Agreement.
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     On February 1, 1997, J.P.  Morgan Commercial Mortgage Finance Corp. (the
"Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Banc One Management and Consulting Corporation, as master servicer, primary servicer and special servicer, GMAC Commercial Mortgage Corporation, as primary servicer, AMRESCO Management, Inc., as primary servicer, and State Street Bank and Trust Company, as trustee and extension advisor. The Pooling and Servicing Agreement with attached exhibits is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Pooling and Servicing Agreement with
                              attached exhibits


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              J.P. MORGAN COMMERCIAL MORTGAGE
                                FINANCE CORP.


                              By: /s/ Lawrence Blume
                                 ---------------------------
                                 Name:  Lawrence Blume
                                 Title: Vice President

Dated:  March 10, 1997

                                Exhibit Index
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Exhibit                                                                  Page
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99.  Pooling and Servicing Agreement with attached exhibits                 6

                                  EXHIBIT 99